UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2022

MU YAN TECHNOLOGY GROUP CO., LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-198808	47-1549749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1703B, Zhongzhou Building, No. 3088, Jintian Road, Futian District Shenzhen City, Guangdong Province People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +86 0755 8325-7679

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 13, 2022, Mu Yan Technology Group Co., Limited (“Company”) filed a notice of termination of registration on Form 15 with the U.S. Securities and Exchange Commission (“SEC”) to suspend the voluntary filing of reports with the SEC under the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”). At the time of filing the Form 15, the Company had approximately 20 shareholders of record.

The Company previously filed a Form 8-K with the SEC on April 27, 2022, announcing the decision to suspend the voluntary filing of reports with the SEC under the reporting requirements of the Exchange Act, and that it would be filing a Form 15 with the SEC on or about May 13, 2022.

The Board of Director’s decision to suspend voluntary reporting under the Exchange Act was made based upon the continuing costs and demands on management time arising from compliance with SEC reporting requirements.

The Company has suspended filing certain reports under the Exchange Act, including Forms 10-K, 10-Q and 8-K, and future reports will not be available through the SEC EDGAR system.

Following the suspension of voluntary reporting, the Company intends to voluntarily make periodic financial and other information available to its shareholders via its website at https://www.muyangroup.com.

The Company expects but cannot guarantee that its common stock will continue to be quoted on the OTC Pink Market operated by OTC Markets Group, a centralized electronic quotation service for over-the-counter securities, so long as market makers demonstrate an interest in trading in the Company’s common stock. The Company can provide no assurance that any broker-dealer will make a market in Company’s Common Stock, which is a requirement for quotation on the OTC Pink Market.

Forward Looking Statements. Any statements set forth above that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act (“SLRA”) of 1995, including statements concerning the Company’s strategies, plans, objectives, intentions, and projections. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “realize,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Such statements are subject to a variety of estimates, risks, and uncertainties, known and unknown, which may cause the Company’s actual results to differ materially from those anticipated in such forward-looking statements. Potential risks and uncertainties include, but are not limited to, such factors as the filing and effective dates of the Form 15 could differ from what is described above; brokers may not make a market to allow for OTC Pink quotations; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. MYTG undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mu Yan Technology Group Co., Limited

By:	/s/ Zhao Lixin
Name:	Zhao Lixin
Title:	Chief Executive Officer
Dated:	May 16, 2022